                                                              Exhbit 99.(g)(iii)

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

-----------------------------------------------------------------------------------------
INVESTMENT COMPANY               ORGANIZATION            SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------

Adjustable Rate Securities       Delaware Statutory      U.S. Government Adjustable Rate
Mortgage
Portfolios                       Trust                   Portfolio

Franklin California Tax-Free     Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free     Massachusetts           Franklin California Insured
Tax-Free
Trust                            Business Trust          Income Fund
                                                         Franklin California
Intermediate-Term
                                                         Tax-Free
                                                          Income Fund
                                                         Franklin California
Limited-Term
                                                         Tax-Free Income Fund
                                                         Franklin California Tax-Exempt
Money Fund

Franklin Capital Growth Fund     Delaware Statutory
                                 Trust

Franklin Custodian Funds, Inc.   Maryland Corporation    Franklin Dynatech Fund
                                                         Franklin Growth Fund
                                                         Franklin Income Fund
                                                         Franklin U.S. Government
Securities Fund
                                                         Franklin Utilities Fund

Franklin Federal Money Fund      California
                                 Corporation

Franklin Federal Tax- Free       California
Income Fund                      Corporation

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

-----------------------------------------------------------------------------------------
INVESTMENT COMPANY                   ORGANIZATION        SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------
Franklin Floating Rate Master    Delaware Statutory      Franklin Floating Rate Master
Series
Trust                            Trust
                                                         Fiduciary Core Fixed Income
Fund
Franklin Global Trust            Delaware Statutory      Fiduciary Core Plus Fixed
Income Fund
                                 Trust                   Fiduciary European Smaller
Companies Fund
                                                         Fiduciary High Income Fund
                                                         Fiduciary Large Capitalization
Growth
                                                         and Income Fund
                                                         Fiduciary Small Capitalization
Growth
                                                         and Income Fund
                                                         Franklin Global Aggressive
Growth Fund
                                                         Franklin Global Growth Fund
                                                         Franklin International Smaller
Companies
                                                         Growth Fund

Franklin Gold and Precious       Delaware Statutory
Metals Fund                      Trust

Franklin High Income Trust       Delaware Statutory      AGE High Income Fund
                                 Trust
Franklin Investors Securities    Massachusetts           Franklin Adjustable U.S.
Government
Trust                            Business Trust          Securities Fund
                                                         Franklin Convertible Securities
Fund
                                                         Franklin Equity Income Fund
                                                         Franklin Floating Rate Daily
Access Fund
                                                         Franklin Short-Intermediate
U.S. Govt
                                                         Securities Fund
                                                         Franklin Total Return Fund

Franklin Managed Trust           Delaware Statutory      Franklin Rising Dividends Fund
                                 Trust
Franklin Money Fund              California
                                 Corporation

Franklin Municipal Securities    Delaware Statutory      Franklin California High Yield
Municipal
Trust                            Trust                   Fund
                                                         Franklin Tennessee Municipal
Bond Fund

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

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INVESTMENT COMPANY               ORGANIZATION            SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------
Franklin Mutual Series Fund      Maryland Corporation    Mutual Beacon Fund
Inc.                                                     Mutual Discovery Fund
                                                         Mutual European Fund
                                                         Mutual Financial Services Fund
                                                         Mutual Qualified Fund
                                                         Mutual Shares Fund

Franklin New York Tax-Free       Massachusetts           Franklin New York Insured
Tax-Free
Trust                            Business Trust          Income Fund
                                                         Franklin New York
Intermediate-Term
                                                         Tax-Free Income Fund
                                                         Franklin New York Limited-Term
Tax-Free
                                                         Income
                                                          Fund
                                                         Franklin New York Tax-Exempt
Money Fund

Franklin Real Estate             Delaware Statutory      Franklin Real Estate Securities
Fund
Securities Trust                 Trust
Franklin Strategic Mortgage      Delaware Statutory
Portfolio                        Trust

Franklin Strategic Series        Delaware Statutory      Franklin Aggressive Growth Fund
                                 Trust                   Franklin Biotechnology
Discovery Fund
                                                         Franklin Blue Chip Fund
                                                         Franklin Flex Cap Growth Fund
                                                         Franklin Global Communications
Fund
                                                         Franklin Global Health Care
Fund
                                                         Franklin Natural Resources Fund
                                                         Franklin Small-Mid Cap Growth
Fund
                                                         Franklin Small Cap Growth Fund
II
                                                         Franklin Strategic Income Fund
                                                         Franklin Technology Fund
                                                         Franklin U.S. Long-Short Fund
Franklin Tax-Exempt Money Fund   California
                                 Corporation

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

-----------------------------------------------------------------------------------------
INVESTMENT COMPANY               ORGANIZATION            SERIES---(IF APPLICABLE)
-----------------------------------------------------------------------------------------
Franklin Tax-Free Trust          Massachusetts           Franklin Alabama Tax-Free
Income Fund
                                 Business Trust          Franklin Arizona Tax-Free
Income Fund
                                                         Franklin Colorado Tax-Free
Income Fund
                                                         Franklin Connecticut Tax-Free
Income Fund
                                                         Franklin Double Tax-Free Income
Fund
                                                         Franklin Federal
Intermediate-Term
                                                         Tax-Free
                                                          Income Fund
                                                         Franklin Federal Limited-Term
Tax-Free
                                                         Income Fund
                                                         Franklin Florida Insured
Tax-Free Income
                                                         Fund
                                                         Franklin Florida Tax-Free
Income Fund
                                                         Franklin Georgia Tax-Free
Income Fund
                                                         Franklin High Yield Tax-Free
Income Fund
                                                         Franklin Insured Tax-Free
Income Fund
                                                         Franklin Kentucky Tax-Free
Income Fund
                                                         Franklin Louisiana Tax-Free
Income Fund
                                                         Franklin Maryland Tax-Free
Income Fund
                                                         Franklin Massachusetts Insured
Tax-Free
                                                         Income Fund
                                                         Franklin Michigan Insured
Tax-Free
                                                         Income Fund
                                                         Franklin Minnesota Insured
Tax-Free
                                                         Income Fund
                                                         Franklin Missouri Tax-Free
Income Fund
                                                         Franklin New Jersey Tax-Free
Income Fund
                                                         Franklin North Carolina
Tax-Free Income
                                                         Fund
                                                         Franklin Ohio Insured Tax-Free
Income
                                                         Fund
                                                         Franklin Oregon Tax-Free Income
Fund
                                                         Franklin Pennsylvania Tax-Free
Income
                                                         Fund
                                                         Franklin Virginia Tax-Free
Income Fund

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

-----------------------------------------------------------------------------------------
INVESTMENT COMPANY               ORGANIZATION            SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------
Franklin Templeton Fund          Delaware Statutory      Franklin Templeton Conservative
Target
Allocator Series                 Trust                   Fund
                                                         Franklin Templeton Corefolio
Allocation
                                                         Fund
                                                         Franklin Templeton Founding
Funds
                                                         Allocation Fund
                                                         Franklin Templeton Growth
Target Fund
                                                         Franklin Templeton Moderate
Target Fund

Franklin Templeton Money Fund    Delaware Statutory      Franklin Templeton Money Fund
Trust                            Trust
Franklin Templeton Variable      Massachusetts           Franklin Aggressive Growth
Securities
Insurance Products Trust         Business Trust          Fund
                                                         Franklin Global Communications
                                                         Securities Fund
                                                         Franklin Growth and Income
Securities
                                                         Fund
                                                         Franklin High Income Fund
                                                         Franklin Income Securities Fund
                                                         Franklin Large Cap Growth
Securities Fund
                                                         Franklin Money Market Fund
                                                         Franklin Real Estate Fund
                                                         Franklin Rising Dividends
Securities Fund
                                                         Franklin Small Cap Fund
                                                         Franklin Small Cap Value Fund
                                                         Franklin Strategic Income
Securities Fund
                                                         Franklin U.S. Government Fund
                                                         Franklin Zero Coupon Fund -
2005
                                                         Franklin Zero Coupon Fund -
2010
                                                         Mutual Discovery Securities
Fund
                                                         Mutual Shares Securities Fund
                                                         Templeton Global Income
Securities Fund

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
-----------------------------------------------------------------------------------------
Franklin Value Investors Trust   Massachusetts           Franklin Balance Sheet
Investment Fund
                                 Business Trust          Franklin Large Cap Value Fund

                                                         Franklin MicroCap Value Fund
                                                         Franklin Small Cap Value Fund


Institutional Fiduciary Trust    Massachusetts           Franklin Cash Reserves Fund
                                 Business Trust          Franklin U.S. Government
Securities
                                                         Money Market
                                                          Portfolio
                                                         Money Market Portfolio
                                                         Franklin Structured Large Cap
Core
                                                         Equity Fund
                                                         Franklin Structured Large Cap
Growth
                                                         Equity Fund

The Money Market Portfolios      Delaware Statutory      The Money Market Portfolio
                                 Trust                   The U.S. Government Securities
Money
                                                         Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust     Delaware Statutory
                                 Trust

Franklin Multi-Income Trust      Massachusetts
                                 Business Trust

Franklin Mutual Recovery Fund    Delaware Statutory
                                 Trust
Franklin Templeton High Yield
Trust                            Delaware Statutory
(not yet offered)                Trust

Franklin Templeton Limited       Delaware Statutory
Duration Income Trust            Trust

Franklin Universal Trust         Massachusetts
                                 Business Trust
-----------------------------------------------------------------------------------------

Revised 9/1/03